Other Assets	12 Months Ended
Nov. 30, 2020
Other Assets [Abstract]
Other Assets	Other Assets
We have a minority interest in Grand Bahama Shipyard Ltd. (“Grand Bahama”), a ship repair and maintenance facility. Grand Bahama provided services to us of $38 million in 2020, $62 million in 2019 and $89 million in 2018. As of November 30, 2020, our investment in Grand Bahama was $55 million, consisting of $13 million in equity and a loan of $42 million. As of November 30, 2019, our investment in Grand Bahama was $54 million, consisting of $15 million in equity and a loan of $39 million.

We have a minority interest in the White Pass & Yukon Route (“White Pass”) that includes port, railroad and retail operations in Skagway, Alaska. Due to the impact of COVID-19 on the Alaska season, White Pass provided no services to us in 2020, and $22 million in 2019. As of November 30, 2020, our investment in White Pass was $94 million, consisting of $75 million in equity and a loan of $19 million. As of November 30, 2019, our investment in White Pass was $102 million, consisting of $84 million in equity and a loan of $18 million.
We have a minority interest in CSSC Carnival Cruise Shipping Limited (“CSSC-Carnival”), a China-based cruise company which will operate its own fleet designed to serve the Chinese market. As of November 30, 2020 and 2019, our investment in CSSC-Carnival was $140 million and $48 million. In December 2019, we sold to CSSC-Carnival a controlling interest in an entity with full ownership of two EA segment ships and recognized a related gain of $107 million, included in other operating expenses in our Consolidated Statements of Income (Loss). As of November 30, 2020, our investment in the minority interest of this entity was $283 million.